UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: November 1, 2006)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		No.)

699 WALNUT STREET	50309-3948
DES MOINES, IOWA

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:          (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 1, 2006, AmerUs Group Co. (“the Company”) issued a press release reporting its financial results for the quarter ended September 30, 2006, which the Company is furnishing under this Item 2.02 as Exhibit 99.1, and posted on its website the supplemental information, which the Company is furnishing under this Item 2.02 as Exhibit 99.2.

Item 9.01 (d). Exhibits.
99.1 Press Release dated November 1, 2006 (furnished pursuant to Item 2.02).
99.2 Supplemental Information (furnished pursuant to Item 2.02).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.

By:	/s/ Melinda Urion
Melinda Urion
Executive Vice President, Chief Financial Officer & Treasurer
Dated: November 1, 2006

EXHIBITS

Exhibit No.	Description
99.1	Press Release dated November 1, 2006 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).